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                                                                    EXHIBIT 10.3
Case No. OG-G-867

                              GUARANTY AGREEMENT

        THIS GUARANTY AGREEMENT, is made and entered into by Omega Protein Corporation, formerly Marine Genetics Corporation, (the "Guarantor"), and the UNITED STATES OF AMERICA, acting by and through the Secretary of Commerce (the "Government").

        Heretofore the Government has made, entered into, and delivered a certain Commitment to Guarantee Note (the "Commitment"), dated January 28, 1988, as amended on November 15, 1988, the Commitment to Guarantee Note executed on November 22, 1988, and further amended by an Approval Letter dated January 22, 1998, and such Commitment has been accepted by Omega Protein, Inc., formerly Zapata Protein (USA), Inc., (the "Payor"). The Guarantor is advised that the Commitment contemplates the issuance of an obligation in the amount of $668,399.00 by the Payor to Hibernia National Bank (the "Payee") which will be guaranteed by the Government (the "Guaranteed Note"). The consideration for the Guaranteed Note is a loan from the Payee to the Payor. The Commitment also contemplates the issuance of a promissory note by the Payor (the "Note") which will be secured by a Deed of Trust and Security Agreement (the "Deed of Trust and Security Agreement"), a First Preferred Ship Mortgage on the fishing vessel GRAND CALLIOU, Official Number 509018 (the "Ship Mortgage"), and UCC Security Interests from the Payor to the Government to be executed and delivered by the Payor to the Government. The consideration for the Note, Deed of Trust and Security Agreement, Ship Mortgage and UCC Security Interests is the Government's guarantee contained in the Guaranteed Note.

        The Guarantor understands that the Government is unwilling to enter into the aforementioned transaction unless payment pursuant to the Note, Deed of Trust and Security Agreement and Ship Mortgage shall be guaranteed unconditionally by the Guarantor. This Guaranty Agreement is executed and delivered by the Guarantor in order to induce the Government to enter into the aforementioned transaction with the Payor and Payee.

        NOW, THEREFORE, in consideration of the premises and the mutual promises of the Guarantor, the Guarantor (jointly, severally and in solido, if the Guarantor consists of more than one person or entity) agrees with and unconditionally guarantees to the Government the following:

         1. The Guarantor unconditionally guarantees that all sums stated in either the Note, Deed of Trust and Security Agreement or the ship Mortgage to be payable to the Government, and all other indebtedness of the Payor to the Government presently existing or which may in any manner or means hereafter be incurred, including any further loans and advances made to Payor by the Government under the provisions hereof, shall be promptly paid in full when due, in United States currency, in accordance with the provisions governing such payment. This Guaranty is unconditional and absolute and if for any reason such sums, or any part thereof, shall not be paid promptly when due, the Guarantor will immediately pay the same to the Government pursuant to the provisions governing such payment, regardless of any defenses or rights of setoff or counterclaims which the Payor may have or assert, and regardless of whether the Payee or the Government shall have taken any steps to enforce any rights against the Payor or any other person to collect such sums, or any part thereof, and regardless of any other condition or contingency. The Guarantor also agrees to pay the Government the costs and expenses of collecting such sums, or any part thereof, or of enforcing this Guaranty Agreement, including attorneys' fees.
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         2. The Guarantor unconditionally guarantees that the Payor will promptly and punctually pay all other sums payable under either the Note, Deed of Trust and Security Agreement or the Ship Mortgage, and will duly perform and observe each and every agreement, covenant, term, and condition in such Note, Deed of Trust and Security Agreement and Ship Mortgage to be performed or observed by the Payor, and upon the Payor's failure to do so, the Guarantor will promptly pay such sums and duly perform and observe each such agreement, covenant, term and condition, or cause the same promptly to be performed and observed.

         3. The obligations, covenants, agreements and duties of the Guarantor under this Guaranty Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following with respect to the Note, Deed of Trust and Security Agreement or the Ship Mortgage, although without notice to or the further consent of the Guarantor:

             (a) The waiver by the Payee or the Government, or the successors or assigns of either of them, of the performance or observance by the Payor or the Guarantor of any of the agreements, covenants, terms or conditions contained in either of such instruments;

             (b) The extension, in whole or in part, of the time for payment by the Payor or the Guarantor of any sums owing or payable under either of such instruments, or of the time for performance by the Payor or the Guarantor of any other obligations under or arising out of or on account of either of such instruments;

             (c) The modification or amendment (whether material or otherwise) of any of the obligations of the Payor or any of the Guarantor as set forth in either of such instruments;

             (d) The doing or the omission of any of the acts referred to in either of such instruments;

             (e) Any failure, omission, or delay of the Payee or the Government to enforce, assert, or exercise any right, power or remedy conferred on the Payee or the Government in each of such instruments, or any action on the part of the Payee or the Government granting indulgence or extension in any form whatsoever;

             (f) The voluntary or involuntary liquidation, dissolution or sale of all or substantially all of the assets, the marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition, or readjustment of, or other similar proceeding affecting the Payor or any of its assets; and

             (g) The release of the Payor or the Guarantor or any of them from the performance or observance of any of the agreements, covenants, terms or conditions contained in either of such instruments by the operation of the law.

             (h) Any Order or Judgment entered by a Bankruptcy Court which diminishes, discharges or declares any of the obligations or amounts owed under the Note, Deed of Trust and Security Agreement and Ship Mortgage to be paid or satisfied. The undersigned hereby waive any defense based upon any Bankruptcy Court order or judgment with respect to any action based upon this Guaranty Agreement, which is brought against the undersigned in Federal District Court, or any other court of competent jurisdiction.

             (i) The assumption and/or refinancing of the underlying indebtedness by a third party.

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         4. Notice of acceptance of this Guaranty Agreement and notice of any obligations or liabilities contracted or incurred by the Payor are hereby waived by the Guarantor.

         5. This Guaranty Agreement may not be modified or amended except by a written agreement executed by the Guarantor with the consent in writing of the Government.

         6. This Guaranty Agreement may be assigned to any holder of the Note, Deed of Trust and Security Agreement and the Ship Mortgage.

         7. All agreements, covenants, terms and conditions in this Guaranty Agreement shall inure to the benefit of the Government and his successors and assigns, and, without limitation of the generality of the foregoing, shall in particular inure to the benefit of any holder of the Note, Deed of Trust and Security Agreement and Ship Mortgage.

         8. The signature of the Guarantor hereto is, in addition to and not in limitation of the foregoing, intended as and to have the effect of an endorsement of the Note by the Guarantor, who hereby waives presentment, demand of payment, opportunity to cure, notice of intent to accelerate, protest and notice of nonpayment or dishonor, and of protest of the Note and any and all other notices and demands whatsoever.

         9. The terms of this Guaranty Agreement shall apply to the Note, the Deed of Trust and Security Agreement and to the Ship Mortgage, and shall bind the Guarantor to the same extent as though each of them executed and delivered a separate instrument of guaranty with respect to each of such instruments and annexed the same thereto.

        10. This Guaranty shall be binding upon the Guarantor and the Guarantor's heirs, executors, administrators, successors, assigns and other legal representatives.

        11. Prior written consent must be granted by the Government, consent of which will not be unnecessarily withheld, before the Guarantor shall split-up, split-off, spin-off, merge, consolidate, or transfer or allow transfer of its shares and/or assets as to effect a change in its controlling interest, management, and financial conditions.

        12. If the Guarantor is a corporation, this Guaranty Agreement shall be binding upon its parent corporation and its subsidiaries.

        13. SEVERABILITY: The unenforceability or invalidity of any provision(s) of this Guaranty Agreement shall not render any other provisions(s) herein unenforceable or invalid.

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        IN WITNESS WHEREOF, the undersigned have executed and delivered this
Guaranty Agreement.

Date: May 12, 1998


ATTEST:                                 GUARANTOR:  Omega Protein Corporation


By:                                     By:
   -----------------------------           --------------------------------
   Secretary

 (SEAL)

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                                ACKNOWLEDGMENT


STATE OF FLORIDA        )
                        ) ss
COUNTY OF PINELLAS      )



        On the ____ day of ______________ , 1998, before me appeared ______________ personally known to me or who has produced __________________ as identification, who being by me duly sworn, did depose and say that he is the _______________________________of Omega Protein Corporation, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is the seal of said corporation; that said seal was so affixed by order of the Board of Directors of said corporation, and that he signed his name to said instrument by like order, and the said ________________________ acknowledged to me that he executed said instrument as the ________________ of said corporation; that the same is the free and voluntary act and deed of said corporation and of himself as such _________________________, for the uses and purposes therein expressed.


                                        _______________________________
                                                   Notary Public




UNITED STATES OF AMERICA
Secretary of Commerce
National Oceanic and Atmospheric Administration


_____________________________________________
Chief, Financial Services Branch
Southeast Region
National Marine Fisheries Service

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